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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 29, 2001

The J. Jill Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22480 (Commission File Number)	04-2973769 (IRS Employer Identification No.)
4 Batterymarch Park, Quincy, MA (Address of Principal Executive Offices)	02169-7468 (Zip Code)

Registrant's telephone number, including area code:    (617) 376-4300

Item 5.  Other Events

    On June 29, 2001, The J. Jill Group, Inc. (the "Company") entered into a $50,000,000 revolving credit facility (the "New Credit Facility") with three banks to replace its existing credit facility. The New Credit Facility is collateralized by substantially all the personal property, both tangible and intangible, of the Company and its subsidiaries. The New Credit Facility contains various lending conditions and covenants including restrictions on permitted liens and requirements of compliance with certain debt service coverage and other financial ratios. The New Credit Facility matures on June 1, 2003. The amount available under the New Credit Facility is reduced by outstanding borrowings and outstanding letters of credit. Outstanding borrowings may not exceed $20,000,000 and bear interest at an annual rate equal to the prime lending rate announced by one of the participating banks or the LIBOR lending rate. Outstanding letters of credit do not bear interest. The Company is required to pay a commitment fee of 1/4 of 1% per annum on the unused portion of the New Credit Facility.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Exhibits

99.1	Fifth Amended and Restated Loan Agreement, dated June 29, 2001, between the Company and Citizens Bank of Massachusetts, individually and as agent for the other lenders party to such agreement, HSBC Bank USA and Bank of New Hampshire, N.A.
99.2	Security Agreement, dated June 29, 2001, between the Company and Citizens Bank of Massachusetts, as agent for the lenders.
99.3	Security Agreement, dated June 29, 2001, between The Birch Pond Group, Inc. and Citizens Bank of Massachusetts, as agent for the lenders.
99.4	Security Agreement, dated June 29, 2001 between QT Services Group, Inc. and Citizens Bank of Massachusetts, as agent for the lenders.
99.5	Security Agreement, dated June 29, 2001, between J. Jill Direct, Inc. and Citizens Bank of Massachusetts, as agent for the lenders.
99.6	Guaranty (Unlimited), dated June 29, 2001, between The Birch Pond Group, Inc. and Citizens Bank of Massachusetts, as agent for the lenders.
99.7	Guaranty (Unlimited), dated June 29, 2001, between QT Services Group, Inc. and Citizens Bank of Massachusetts, as agent for the lenders.
99.8	Guaranty (Unlimited), dated June 29, 2001, between J. Jill Direct, Inc. and Citizens Bank of Massachusetts, as agent for the lenders.
99.9	Revolving Note, date June 29, 2001, by and between the Company and Citizens Bank of Massachusetts.
99.10	Revolving Note, date June 29, 2001, by and between the Company and HSBC Bank USA.
99.11	Revolving Note, date June 29, 2001, by and between the Company and Bank of New Hampshire, N.A.
99.12	Pledge Agreement, dated June 29, 2001, between the Company and Citizens Bank of Massachusetts, as agent for the lenders.
99.13	Letter of Confirmation, dated June 29, 2001, by the Birch Pond Group, Inc. to Citizens Bank of Massachusetts, as agent for the lenders.

99.14	Letter of Confirmation, dated June 29, 2001, by J. Jill Direct, Inc. to Citizens Bank of Massachusetts, as agent for the lenders.
99.15	Letter of Confirmation, dated June 29, 2001, by QT Services Group, Inc. to Citizens Bank of Massachusetts, as agent for the lenders.
99.16	Grant of Security Interest in Trademarks, dated June 29, 2001, between the Company and Citizens Bank of Massachusetts, as agent for the lenders.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.
Date: July 17, 2001	By:	/s/ OLGA L. CONLEY Olga L. Conley President—Corporate Services, Chief Financial Officer and Treasurer (Principal Financial Officer)

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES